Exhibit 99.2

MCKESSON MEDICAL-SURGICAL INC.

STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

STATEMENTS OF REVENUES AND DIRECT EXPENSES

For the 52-Week Period Ended March 26, 2006,

the 14-Week Period Ended July 2, 2006 (unaudited) and

the 13-Week Period Ended June 26, 2005 (unaudited)

STATEMENTS OF NET ASSETS TO BE ACQUIRED

For the 52-Week Period Ended March 26, 2006, and

the 14-Week Period Ended July 2, 2006 (unaudited)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McKesson Corporation

San Francisco, California

We have audited the accompanying statement of net assets to be acquired of McKesson Medical-Surgical Inc.’s acute care business (the “Business”) as of March 26, 2006, pursuant to the Asset Purchase Agreement as amended (the “APA Agreement”) between McKesson Medical-Surgical Inc. (a wholly-owned subsidiary of McKesson Corporation) and Owens & Minor Distribution, Inc. (“Owens & Minor”) and the related statement of revenues and direct expenses for the 52-week period then ended. These financial statements are the responsibility of McKesson Medical-Surgical Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Business is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared for inclusion in the Current Report on Form 8-K of Owens & Minor and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues and expenses.

In our opinion, such financial statements present fairly, in all material respects, the net assets to be acquired of the Business as of March 26, 2006, pursuant to the APA Agreement described in Note 1, and the related revenues and direct expenses for the 52-week period ended March 26, 2006, on the basis of accounting discussed in Note 1, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Richmond, Virginia
September 28, 2006

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

STATEMENTS OF REVENUES AND DIRECT EXPENSES

For the 52-Week Period Ended March 26, 2006,

the 14-Week Period Ended July 2, 2006 and

the 13-Week Period Ended June 26, 2005

(In thousands)		(Unaudited)
	March 26, 2006	July 2, 2006	June 26, 2005
Revenues	$1,062,744	$299,071	$265,809
Direct Expenses:
Cost of Revenues	965,047	273,684	239,610
Selling, Distribution and Administrative	113,813	31,377	28,822

Total Direct Expenses	1,078,860	305,061	268,432

Direct Expenses in Excess of Revenues	$(16,116)	$(5,990)	$(2,623)

See Notes to the Statements of Revenues and Direct Expenses and Statements of Net Assets to be Acquired.

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

STATEMENTS OF NET ASSETS TO BE ACQUIRED

(In thousands)	March 26, 2006	(Unaudited) July 2, 2006
ASSETS TO BE ACQUIRED
Current Assets:
Inventories, Net	$131,401	$144,882

Total Current Assets	131,401	144,882
Equipment and Leasehold Improvements, Net	5,689	5,349

Total Assets to be Acquired	137,090	150,231

LIABILITIES TO BE ASSUMED
Accrued Lease Exit Liabilities	331	339

Total Liabilities to be Assumed	331	339

Net Assets to be Acquired	$136,759	$149,892

See Notes to the Statements of Revenues and Direct Expenses and Statements of Net Assets to be Acquired.

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES AND STATEMENTS OF NET ASSETS TO BE ACQUIRED

NOTE 1 – BUSINESS DESCRIPTION AND BASIS OF PRESENTATION

Business Description and Sale of McKesson Corporation’s Acute Care Business

McKesson Medical-Surgical Inc. (“MMS”), a wholly-owned subsidiary of McKesson Corporation (“McKesson”), distributes medical-surgical supplies and equipment, and provides logistics and other services within the United States. On July 10, 2006, MMS entered into agreements providing for the sale of MMS’s acute care business to Owens & Minor Distribution, Inc. (“Owens & Minor”). The agreements included the Asset Purchase Agreement under which Owens & Minor acquired from MMS twelve distribution centers. The purchase includes the assumption of MMS’ operating leases and equipment and leasehold improvements associated with these distribution centers, the transfer of sales force and distribution center employees and MMS customer agreements, and inventory associated with the acute care business (collectively, the “Acute Care Business” or “Business”) for a purchase price of approximately $170 million, subject to certain post closing adjustments. The sale is expected to close on September 30, 2006 (the “Closing”). MMS and Owens & Minor have also agreed to share certain transaction costs related to the Closing, some of which are to be settled at the Closing and others at a later date.

Basis of Presentation

The accompanying Statements of Net Assets to be Acquired of the Acute Care Business as of March 26, 2006 and July 2, 2006 and the related Statements of Revenues and Direct Expenses for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 and the 13-week period ended June 26, 2005 (collectively, the “Financial Statements”) have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K to be filed by Owens & Minor and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues and expenses.

The Financial Statements have been prepared from the accounting records maintained by MMS. Historically, the Acute Care Business was not operated or accounted for as a separate legal entity, but was an integrated part of MMS’s consolidated business.

Revenues included in the accompanying Financial Statements are directly attributable to the Business acquired by Owens & Minor. Fees and incentives from vendors were allocated to the Business based on the relative amount of product sold. Direct expenses included in the accompanying Financial Statements are attributable to activities of the Business and include cost of goods sold, salaries and wages, fringe benefits, rent, depreciation, freight and other operating expenses. Certain direct expenses required the use of allocations, generally based on ratios of cost of revenues or employee expenses for the Acute Care Business relative to comparable amounts for the remaining business. In the opinion of management, the allocations of expenses were made on a basis that reasonably reflects the level of support provided.

McKesson has historically provided certain senior management, treasury and information technology functions to the Business. These indirect expenses, including interest income and expense, income taxes, and certain corporate overhead expense allocations cannot be practically allocated to the Business for these functions. As a result, such costs have been excluded from the accompanying Financial Statements.

Inventory was allocated based on cost of revenues of the Acute Care Business relative to comparable amounts for the remaining business. Equipment, leasehold improvements, and lease exit liabilities are directly attributable to the distribution centers being acquired and are stated at recorded value.

The Financial Statements are not indicative of the financial condition or results of operations of the acquired Business going forward due to the changes in the Business and the omission of various operating expenses. Future results of operations and financial position could differ materially from the historical results presented herein.

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES AND STATEMENTS OF NET ASSETS TO BE ACQUIRED (CONTINUED)

The accompanying Statements of Net Assets to be Acquired reflect the assets to be acquired and the liabilities to be assumed by Owens & Minor pursuant to the Asset Purchase Agreement. The assets and liabilities that have been excluded from the Statements of Net Assets to be Acquired consist primarily of:

•	Cash and cash equivalents

•	Accounts and notes receivable

•	Prepaid expenses

•	Deferred income taxes

•	Goodwill and intangible assets

•	Drafts and accounts payable

•	Accrued liabilities, including payroll and payroll taxes

•	Deferred rent

•	Income taxes payable

•	Accrued employee benefit obligations

•	Commitments other than certain lease obligations

•	Sales and property taxes payable

Statements of Cash Flows and Statements of Stockholders’ Equity are not presented as Owens & Minor did not acquire all of the assets nor assume all of the liabilities of MMS’s Acute Care Business, and the preparation of such financial information is not practical given the nature of the Financial Statements and the limited amount of information available specifically related to the Business.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal Year

The Business’ fiscal year ends on the Sunday nearest to March 31. The Business’ fiscal year ended March 26, 2006 contained 52 weeks.

Interim Financial Information

The Statements of Revenues and Direct Expenses for the 14-week period ended July 2, 2006 and the 13-week period ended June 26, 2005 and the Statements of Net Assets to be Acquired as of July 2, 2006 and the related notes are unaudited and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the Statements of Revenues and Direct Expenses and Statements of Net Assets to be Acquired and the related notes for the interim periods presented. Interim period results are not necessarily indicative of results to be expected for any future period or for the full fiscal year.

Use of Estimates

The preparation of the Financial Statements requires management to make estimates and assumptions. Some of these estimates require difficult, subjective or complex judgments about matters that are inherently uncertain. As a result, actual results could differ from these estimates. These estimates and assumptions affect the reported amounts of the assets to be acquired and the liabilities to be assumed at the date of the Statements of Net Assets to be Acquired and the reported amounts of revenues and direct expenses during the reporting periods. Actual results could differ from those estimates.

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES AND STATEMENTS OF NET ASSETS TO BE ACQUIRED (CONTINUED)

Inventory

MMS states inventories at the lower of cost or market using the first-in-first-out method. Vendor rebates, allowances and charge-backs received from vendors are accounted for as a reduction in the cost of inventory and are recognized in income when the inventory is sold. MMS evaluates obsolete and excess inventories and records appropriate adjustments primarily based on expected demand changes. Reserves for sales returns were $759 thousand at March 26, 2006 and $728 thousand at July 2, 2006.

Capitalization and Depreciation

Equipment and leasehold improvements are recorded at cost. Depreciation is provided on the straight-line method at rates designed to distribute the cost of assets over estimated service lives ranging from one to 15 years.

Revenue Recognition

Revenues presented are net of sales returns, allowances, group purchasing organization fees, and customer prompt pay discounts. Revenues are recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, the fee is fixed or determinable, product delivery has occurred or services have been rendered, there are no further obligations to customers, and collection is probable.

Sales returns are recorded when goods are returned to us and are generally not accepted unless the inventory can be returned to the manufacturer for credit. MMS’ policy is to reflect an accrual for estimated customer returns at the time of sale to the customer in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 48, “Revenue Recognition when Right of Return Exists.” Sales returns for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 and the 13-week period ended June 26, 2005 were approximately $7,556 thousand, $1,882 thousand and $1,887 thousand, respectively.

Cost of Revenues

Cost of revenues includes purchasing costs, vendor incentives, vendor rebates, vendor reserves and inbound freight costs.

Fees and incentives received from vendors, relating to the purchase or distribution of inventory, are accounted for as a reduction to cost of goods sold, in accordance with Emerging Issues Task Force Issue No. 02-16, “Accounting by a Customer for Certain Consideration Received from a Vendor.” These fees are considered to represent product discounts, and as a result, are recorded as a reduction of product cost and relieved through cost of goods sold upon the sale of the related inventory.

Vendor rebates are recorded as a reduction of cost of revenues. These rebates include billings and deductions against payments otherwise due to the vendors. Reserve estimates are recorded against these rebates based on management’s judgment after carefully considering the status of current outstanding claims and historical experience with the vendors. Reserve estimates are adjusted when appropriate based on changes in factual circumstances. The ultimate outcome of any outstanding claim may be different than the estimate.

Outbound freight costs are included as part of Selling, Distribution and Administrative expenses.

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES AND STATEMENTS OF NET ASSETS TO BE ACQUIRED (CONTINUED)

NOTE 3 – NEW AND RECENTLY ADOPTED ACCOUNTING STANDARDS

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (Revised 2004), “Share-Based Payment.” SFAS No. 123(R) addresses the accounting for share-based payments to employees, including grants of employee stock options, stock unit awards and discounted shares sold under McKesson’s Employee Stock Purchase Plan (“ESPP”) (collectively, “share-based awards”). Under the new standard, companies will no longer be able to account for share-based compensation transactions using the intrinsic value method in accordance with Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.” Instead, companies are required to account for such transactions using a fair-value method and recognize the expense in their consolidated earnings statements.

Prior to April 1, 2006, MMS applied the provisions of APB Opinion No. 25 and related interpretations in accounting for its share-based awards made under McKesson’s various incentive plans. Stock options granted under these plans generally had an exercise price equal to the market value of McKesson’s common stock on the date of the grant, and accordingly, no compensation expense was recognized. The fair value of stock units granted under these plans was determined based on the closing market price of McKesson’s common stock on the grant date and this amount was recognized as compensation expense over the respective vesting periods of the awards. Stock options and stock unit awards are only granted to certain management level employees. Full time employees may participate in the ESPP, which allows eligible employees to purchase discounted company shares with up to 15% of their eligible income within limits. SFAS No. 123(R) and related FASB Staff Positions became effective for MMS on April 1, 2006 and did not have a material effect on the Business’ Financial Statements.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an Amendment of ARB No. 43, Chapter 4.” SFAS No. 151 clarifies that inventory costs that are “abnormal” are required to be charged to expense as incurred as opposed to being capitalized into inventory as a product cost. SFAS No. 151 provides examples of “abnormal” costs to include costs of idle facilities, excess freight and handling costs, and wasted materials (spoilage). SFAS No. 151 became effective for the Business on April 1, 2006 and did not have a material effect on the Business’ Financial Statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections – a Replacement of APB Opinion No. 20 and FASB Statement No. 3.” SFAS No. 154 requires retrospective application as the required method for reporting a change in accounting principle, unless impracticable or unless a pronouncement includes alternative transition provisions. SFAS No. 154 also requires that a change in depreciation, amortization or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle. This statement carries forward the guidance in APB Opinion No. 20, “Accounting Changes,” for the reporting of a correction of an error and a change in accounting estimate. SFAS No. 154 became effective for the Business on April 1, 2006 and did not have a material effect on the Business’ Financial Statements.

McKESSON MEDICAL–SURGICAL INC. STANDALONE ACUTE CARE BUSINESS

(An integrated operation within McKesson Corporation)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES AND STATEMENTS OF NET ASSETS TO BE ACQUIRED (CONTINUED)

NOTE 4 –EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Equipment and leasehold improvements, net, consisted of the following:

(In thousands)	March 26, 2006	(Unaudited) July 2, 2006
Fixtures and equipment	$21,536	$21,494
Leasehold improvements	2,799	2,799

	24,335	24,293
Accumulated depreciation	(18,646)	(18,944)

Net	$5,689	$5,349

Depreciation expense was $2,288 thousand, $501 thousand and $609 thousand for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 and the 13-week period ended June 26, 2005, respectively.

NOTE 5 – LEASES

The twelve distribution centers being acquired are accounted for as operating leases. Rent expense is recognized on a straight-line basis over the term of the lease. Deferred rent is recognized for the difference between the rent expense recorded on a straight-line basis and the payments made per the terms of the lease. Deferred rent was $525 thousand at March 26, 2006 and $474 thousand at July 2, 2006 and is not reflected in the accompanying Financial Statements. Most real property leases contain renewal options and provisions requiring MMS to pay property taxes and operating expenses in excess of base period amounts.

Future minimum lease payments for noncancelable operating leases at March 26, 2006, are as follows:

(In thousands)	Operating Leases
Fiscal Year
2007	$4,772
2008	2,869
2009	1,433
2010	683
2011	76
Thereafter	—

$9,833

Rent expense under operating leases was $5,227 thousand, $1,313 thousand and $1,301 thousand for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 and the 13-week period ended June 26, 2005, respectively.